4842-4172-0804 v.2 SCHEDULE to the 1992 ISDA MASTER AGREEMENT dated as of April 26, 2021 between WELLS FARGO BANK, N.A. (“Party A”) and FARMER BROS. CO. (“Party B”) Part 1. Termination Provisions (a) “Specified Entity” means, with respect to Party A and Party B for all purposes of this Agreement, none specified. (b) “Specified Transaction” has its meaning as defined in Section 14. (c) “Cross Default” applies to both parties, subject to the Cross Default Proviso below. “Specified Indebtedness” has the meaning set forth in Section 14 (excluding indebtedness in respect of bank deposits received in the ordinary course of business). “Threshold Amount” means, (i) with respect to Party A, an amount (including its equivalent in another currency) equal to 3% of its Shareholders Equity, and (ii) with respect to Party B, an amount (including its equivalent in another currency) equal to $10,000,000. “Shareholders Equity” means an amount equal to Party A’s total assets minus its total liabilities, as reflected on Party A’s fourth quarter Call Report filed with the FDIC as of Party A’s most recent calendar year. Cross Default Proviso. For purposes of Section 5(a)(vi), (x) the phrase “or becoming capable at such time of being declared” shall be deleted from clause (1) of such Section 5(a)(vi), and (y) an Event of Default shall not occur with respect to a party under Section 5(a)(vi) when the failure to pay or deliver, or the default, event of default or other similar condition or event, as the case may be, arises (i) out of a wire transfer problem or an operational or administrative error or omission (so long as the required funds or property required to make that payment or delivery were otherwise available to that party), or (ii) from the general unavailability of the relevant currency due to exchange controls or other similar governmental action, but in either case only if the payment or delivery is made within three Local Business Days after the problem has been corrected, the error or omission has been discovered or the currency becomes generally available. (d) “Credit Event Upon Merger” applies to both parties. (e) “Automatic Early Termination” does not apply to either party. (f) Payments on Early Termination. Except as otherwise provided herein, “Market Quotation” and the “Second Method” apply. In the case of any Terminated Transaction that is, or is subject to, any unexercised option, the words “economic equivalent of any payment or delivery” appearing in the definition of “Market Quotation” shall be construed to take into account the economic equivalent of the option. (g) “Termination Currency” means U.S. Dollars.

4842-4172-0804 v.2 2 (h) Additional Termination Event applies to Party B. “Additional Termination Event” means, with respect to Party B (which will be the Affected Party), the occurrence of any of the following events: (i) The Credit Agreement ceases to be in full force and effect or any commitment by Party A to lend or otherwise extend credit thereunder shall terminate; Party B ceases to have any obligations to Party A under the Credit Agreement (or under any promissory note or other evidence of indebtedness issued in connection therewith), whether as the result of the repayment, discharge or satisfaction of such obligations, the sale or transfer to a third party of Party A’s rights or interests in the Credit Agreement (or any promissory note or other evidence of indebtedness issued in connection therewith), or otherwise; or either Party A or Party B ceases to be a party to the Credit Agreement. (ii) (A) Party B’s obligations to Party A under this Agreement fail at any time to be secured by the collateral which secures the loans under the Credit Agreement from time to time (“Collateral”) on a pari passu and pro rata basis with the principal of such loans (being the most senior class of loans if there is more than one class); or (B) any notice or consent is given or any action is taken that (I) would cause the Collateral, or the security interest in or lien on the Collateral, to be released, realized upon, liquidated, sold, transferred, conveyed or otherwise disposed of, or (II) would adversely alter or impair any of Party A’s rights, interests or benefits in or pertaining to the Collateral under the Credit Agreement, any Collateral Document or any other document executed in connection therewith in any material respect; in each case, other than in connection with any release of collateral permitted or contemplated under the Credit Agreement, any assignment by Party A or any refinancing, amendment or restatement of the Credit Agreement or replacement with a new credit agreement in respect of which Party A or any Affiliate of Party A is a party, or if Party A otherwise provides its written consent to an event that would otherwise constitute an Additional Termination Event or to any refinancing, amendment or restatement that effects or would result in any such event. For the avoidance of doubt, the failure of any Guarantor (as defined in the Credit Agreement) to be an “Eligible Contract Participant” (as defined in the Commodity Exchange Act, as amended, and the applicable rules issued by the Commodity Futures Trading Commission) at the time its guaranty becomes effective with respect to a Transaction shall not give rise to an Additional Termination Event under this Part 1(h). “Credit Agreement” means that certain Credit Agreement to be executed on or about April 26, 2021 by and among Farmer Bros. Co., as Parent and as a Borrower, the other Borrowers party thereto, Wells Fargo Bank, National Association, as Agent, the Lenders party thereto (and their successors and assigns), as the same may be amended, supplemented, restated, renewed, extended, replaced or otherwise modified from time to time. “Collateral Document” means the Guaranty and Security Agreement, and Party B hereby irrevocably agrees and consents to the disclosure by Party A of information relating to this Agreement, any Transactions or any related credit support arrangements to each other Credit Support Provider, to any party to the Credit Agreement, any such Collateral Document or any other Credit Support Document, to any secured party or beneficiary thereof, and (solely to the extent reasonably required in connection with the Transactions or the transactions contemplated under the Credit Agreement, and subject to obtaining reasonable and customary confidentiality undertakings in respect thereof from such parties) to their respective agents, advisors and third party providers, and to communicate with each of them in connection therewith. (i) Bankruptcy. Section 5(a)(vii) of this Agreement is hereby amended by (i) replacing each occurrence of the words “30 days” with the words “60 days”, (ii) deleting subclauses (1), (5) and (6) thereof and (iii) deleting the words “becomes insolvent or” in subclause (2) thereof.

4842-4172-0804 v.2 3 Part 2. Tax Representations (a) Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, each party makes the following representation: It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, a party may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it shall not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position. (b) Payee Tax Representations. For the purpose of Section 3(f) of this Agreement: (i) Party A makes the following representation(s): (A) It is a national banking association organized or formed under the laws of the United States and is a United States person for United States federal income tax purposes. (B) Party A makes no other Payee Tax Representations. (ii) Party B makes the following representation(s): (A) It is organized or formed under the laws of a state within the United States, and it is (or, if Party B is disregarded for United States federal income tax purposes, its beneficial owner is) a United States person for United States federal income tax purposes. (B) Party B makes no other Payee Tax Representations. Part 3. Documents (a) Tax Forms. (i) Delivery of Tax Forms. For the purpose of Section 4(a)(i), and without limiting Section 4(a)(iii), each party agrees to duly complete, execute and deliver to the other party the tax forms specified below with respect to it (A) before the first Payment Date under this Agreement, (B) promptly upon reasonable demand by the other party and (C) promptly upon learning that any such form previously provided by the party has become obsolete or incorrect. (ii) Tax Forms to be Delivered by Party A: None specified. (iii) Tax forms to be Delivered by Party B: A correct, complete and duly executed U.S. Internal Revenue Service Form W-9 (or successor thereto) that eliminates U.S. federal backup withholding tax on payments to Party B under this

4842-4172-0804 v.2 4 Agreement. (b) Delivery of Documents. When it delivers this Agreement, each party shall also deliver its closing documents to the other party in form and substance reasonably satisfactory to the other party. Party Documents to be delivered by such party Delivery due date Covered by §3(d) Party B A duly executed incumbency certificate of Party B certifying the name, true signature and authority of each person authorized to execute this Agreement (including Confirmations). Upon execution of this Agreement, and for any Confirmation, promptly upon request. Yes Party B A certified copy of the resolutions or unanimous consent of Party B’s board of directors authorizing the execution, delivery and performance of this Agreement (including Confirmations) Upon execution of this Agreement. Yes (c) Financial Statements. Party B agrees to furnish Party A hereunder with a copy of the financial statements required to be delivered under the Credit Agreement as and when they are required to be delivered. Notwithstanding the foregoing, Party B shall be deemed to have satisfied its obligations to deliver such financial statements within the relevant time periods if such financial statements are publicly available during such time periods on Party B’s internet home page or on the Securities and Exchange Commission’s EDGAR system, or if substantially similar financial statements are delivered or made available to the Administrative Agent (as defined in the Credit Agreement) under and in accordance with the Credit Agreement. Part 4. Miscellaneous (a) Addresses for Notices. (i) To Party A. For purposes of Section 12(a) of this Agreement, all notices or communications to Party A shall, with respect to any particular Transaction, be sent or delivered to the address specified by Party A in the relevant Confirmation (or if not so specified, as specified by Party A in writing for that Transaction or type of Transaction, or if not so specified, then to its address specified below), and otherwise with respect to this Agreement, as specified below, provided that any notice under Section 5 or 6 of this Agreement shall be sent or delivered to Party A at the address specified below as required by Section 12(a). Wells Fargo Bank, N.A. 45 Fremont Street 30th Floor MAC A0194-300 San Francisco, CA 94105 Facsimile No.: (877) 564-8524 Attention: Derivatives Documentation Manager (ii) To Party B. For purposes of Section 12(a) of this Agreement, all notices or communications to Party B shall, with respect to any particular Transaction, be sent or delivered to the address specified by Party B in the relevant Confirmation (or if not so specified, as specified by Party B in writing for that Transaction or type of Transaction, or if not so specified, then to its address specified below), and otherwise with respect to this Agreement, as specified below, provided that any notice under Section 5 or 6 of this Agreement shall be sent or delivered to Party B at its address specified below as required by Section 12(a).

4842-4172-0804 v.2 5 FARMER BROS. CO. 20333 South Normandie Avenue Torrance, CA 90502 Attention: Jeffrey Wahba Phone: 310-787-5241 Email: jwahba@farmerbros.com (b) Process Agent. For the purpose of Section 13(c) of this Agreement, neither party appoints a Process Agent hereunder. (c) Offices. Section 10(a) applies. (d) Multibranch Party. (i) Party A is a Multibranch Party and may act through its San Francisco or Charlotte Office or its London Branch, as specified in the relevant Confirmation. If any Confirmation for a Transaction is sent or executed by Party A without specifying its Office, it will be presumed that Party A’s Office for that Transaction is its San Francisco Office, absent notice to the contrary from Party A. (ii) Party B is not a Multibranch Party. (e) “Calculation Agent” means Party A, unless an Event of Default has occurred and is continuing with respect to Party A, in which case, upon the request of Party B, the Calculation Agent will be a mutually acceptable Leading Independent Dealer (“Replacement Calculation Agent”). If the parties cannot agree on a Replacement Calculation Agent, then each party shall, by the close of business on the New York Business Day following Party B’s initial request, select a Leading Independent Dealer, which in turn shall select a third Leading Independent Dealer to be the Replacement Calculation Agent. In the event that only one party selects a Leading Independent Dealer, such Leading Independent Dealer shall act as the Replacement Calculation Agent. The reasonable costs of employing the Replacement Calculation Agent shall be borne equally by both parties. “Leading Independent Dealer” means a leading swap dealer in the relevant market that is independent of either party and its Affiliates. (f) “Credit Support Document” means, with respect to Party B, the Guaranty and Security Agreement as defined in the Credit Agreement, provided that (i) a release of collateral that is specifically permitted or contemplated by the Credit Agreement or consented to by Required Lenders or other necessary parties under the Credit Agreement, (ii) any assignmement by Party A or any refinancing, amendment or restatement of the Credit Agreement or replacement with a new credit agreement in respect of which Party A or any affiliate is a party, or (iii) any such event or any refinancing, amendment or restatement that effects or would result in any such event to which Party A has provided its written consent, shall not constitute an Event of Default under Section 5(a)(iii)(2) of the Agreement. (g) “Credit Support Provider” means, with respect to Party B, each Guarantor as defined in the Credit Agreement; provided that no person providing a guaranty of the performance or obligations of Party B (each such person, a “Guarantor”) shall be deemed to be a guarantor of Party B’s performance or obligations under this Agreement or in connection with any Transaction (a “Swap Obligation”) if such Guarantor is not an “Eligible Contract Participant” as defined in § 1(a)(18) of the Commodity Exchange Act and the applicable rules issued by the Commodity Futures Trading Commission and/or the Securities and Exchange Commission (collectively, and as now or hereafter in effect, the “ECP Rules”) at the time such guaranty became effective with respect to such Swap Obligation and to the extent that the providing of such guaranty by such Guarantor would violate the ECP Rules..

4842-4172-0804 v.2 6 (h) Governing Law and Jurisdiction. To the extent not otherwise preempted by U.S. Federal law, this Agreement and all matters arising out of or relating to this Agreement will be governed by and construed in accordance with the law of the State of New York (without giving effect to any provision of New York law that would cause another jurisdiction’s laws to be applied). Section 13(b) of the Agreement is hereby amended by deleting the word “non-exclusive” appearing in subparagraph (i) thereof and substituting therefor the word “exclusive”, provided that nothing in Section 13(b) shall prohibit a party from bringing an action to enforce a money judgment in any other jurisdiction. (i) WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING IN CONNECTION WITH THIS AGREEMENT, ANY CREDIT SUPPORT DOCUMENT TO WHICH IT IS A PARTY, OR ANY TRANSACTION. If any existing or future agreement, document, transaction or facility to which either party or an affiliate is a party provides for arbitration to apply to other agreements, documents, transactions or facilities between the relevant parties or their affiliates, or to any dispute arising out of or relating to any such other agreement, document, transaction or facility, then it is hereby agreed that such provision for arbitration shall not apply to, or to any dispute arising out of or relating to, this Agreement or any Transaction, notwithstanding anything to the contrary contained in any such existing or future agreement, document, transaction or facility. (j) Netting of Payments. Section 2(c) will apply in respect of all Transactions from the date of this Agreement, provided that Section 2(c)(ii) of the Agreement will not apply with respect to each of the following groups of Transactions, in respect of which multiple transaction payment netting will apply for payments due on that date solely among transactions in each such group. (i) Rate Swap Transactions, Cross Currency Rate Swap Transactions or Forward Rate Transactions entered into by the parties; (ii) Rate Cap Transactions; Rate Floor Transactions and Rate Collar Transactions entered into by the parties; (iii) FX Transactions entered into by the parties; (iv) Currency Option Transactions entered into by the parties; (v) Commodity Option Transactions entered into by the parties (on a Commodity by Commodity basis to the extent operationally feasible); and (vi) Commodity Transactions other than Option Transactions (on a Commodity by Commodity basis to the extent operationally feasible). The starting date for the election commences upon entering the first Transaction under the Agreement with respect to either of the above groups of Transactions. (k) “Affiliate” has its meaning as defined in Section 14. (l) Financial Statements. Section 3(d) is hereby amended by adding in the third line thereof after the word “respect” and before the period: “or, in the case of financial statements, a fair presentation of the financial condition of the relevant party”. (m) Conditions Precedent. (i) The condition precedent in Section 2(a)(iii)(1) of this Agreement does not apply to a payment and delivery owing by a party if the other party shall have satisfied in full all its payment or delivery obligations under Section 2(a)(i) of this Agreement and shall at the relevant time have no future payment or delivery obligations, whether absolute or contingent, under Section 2(a)(i) of this Agreement.

4842-4172-0804 v.2 7 (ii) Section 2 is hereby amended by the addition of the following new subsection 2(a)(iv): “If an Event of Default has occurred and is continuing in relation to a party (“X”), then the condition precedent specified in Section 2(a)(iii)(1) will cease to be a condition precedent to each obligation of the other party (“Y”) under Section 2(a)(i) on the first Local Business Day following the date falling ninety (90) calendar days after the first date on which Y does not make a payment or delivery otherwise due from it (after the application of Section 2(c)) in reliance on the condition precedent in Section 2(a)(iii)(1) following written notice by X of the occurrence of the relevant Event of Default if Y has not designated an Early Termination Date with respect to such Event of Default. Notwithstanding the foregoing, in no event shall the obligations of Y under Section 2(a)(i) be subject to the condition precedent that no Potential Event of Default relating to Section 5(a)(ii) with respect to X has occurred and is continuing.” Part 5. Other Provisions (a) 2006 ISDA Definitions. This Agreement and each Transaction are subject to the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. (the “2006 ISDA Definitions”) and will be governed by the provisions of the 2006 ISDA Definitions. The provisions of the 2006 ISDA Definitions are incorporated by reference in, and shall form part of, this Agreement and each Confirmation. Any reference to a “Swap Transaction” in the 2006 ISDA Definitions is deemed to be a reference to a “Transaction” for purposes of this Agreement or any Confirmation, and any reference to a “Transaction” in this Agreement or any Confirmation is deemed to be a reference to a “Swap Transaction” for purposes of the 2006 ISDA Definitions. The provisions of this Agreement (exclusive of the 2006 ISDA Definitions) shall prevail in the event of any conflict between such provisions and the 2006 ISDA Definitions. (b) Scope of Agreement. Any Specified Transaction now existing or hereafter entered into between the parties (whether or not evidenced by a Confirmation) shall constitute a “Transaction” under this Agreement and shall be subject to, governed by, and construed in accordance with the terms of this Agreement, unless the confirming document(s) exchanged or otherwise effective between the parties for that transaction expressly provide(s) otherwise. For any Transaction entered into but not yet evidenced by a Confirmation, such Transaction shall be subject to the terms of this Agreement, including Section 2(a)(i) as though the reference to “Confirmation” therein were to “Transaction”. (c) Additional Representations. In addition to the representations under Section 3, the following representations will apply: (i) Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Relevant Agreement that: (1) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into the Relevant Agreement and as to whether the Relevant Agreement is appropriate or proper for it based solely upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party or any of its affiliates (or its respective representatives) as investment advice or as a recommendation to enter into the Relevant Agreement, it being understood that information and explanations related to the terms and conditions of any Relevant Agreement will not be considered investment advice or a recommendation to enter into the Relevant Agreement. No communication (written or oral) received from the other party or any of its affiliates (or its respective representatives) will be deemed to be an assurance or guarantee as to the expected results of the Relevant Agreement. (2) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms,

4842-4172-0804 v.2 8 conditions and risks of the Relevant Agreement based solely upon its own evaluation of the Relevant Agreement (including the present and future results, consequences, risks, and benefits thereof, whether financial, accounting, tax, legal, or otherwise) or that of its own advisers. It is also capable of assuming, and assumes, the risks of the Relevant Agreement. It also understands that the terms under which any Transaction may be terminated early are set forth in this Agreement (or in the relevant Confirmation), and any early termination of a Transaction other than pursuant to such terms is subject to mutual agreement of the parties confirmed in writing, the terms of which may require one party to pay an early termination fee to the other party based upon market conditions prevailing at the time of early termination. (3) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of the Relevant Agreement, and any agency, brokerage, advisory or fiduciary services that the other party (or any of its affiliates) may otherwise provide to the party (or to any of its affiliates) excludes the Relevant Agreement. “Relevant Agreement” means this Agreement, each Transaction, each Confirmation, any Credit Support Document, or any agreement (including any amendment, modification, transfer or early termination) between the parties relating to this Agreement or to any Transaction, Confirmation or Credit Support Document. (ii) Eligibility. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that it is an “eligible contract participant” within the meaning of the Commodity Exchange Act. For the avoidance of doubt, notwithstanding anything to the contrary in any guarantee, credit agreement, loan agreement, security agreement or otherwise, the parties hereby expressly agree that any guaranty or other credit support provided by any Credit Support Provider of Party B shall exclude any “Excluded Swap Obligations” as defined in the Credit Agreement. (iii) ERISA. Each party represents to the other party at all times hereunder that it is not (i) an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or a plan as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), subject to Title I of ERISA or Section 4975 of the Code, or a plan as so defined but which is not subject to Title I of ERISA or Section 4975 of the Code but is subject to another law materially similar to Title I of ERISA or Section 4975 of the Code (each of which, an “ERISA Plan”), (ii) a person or entity acting on behalf of an ERISA Plan, or (iii) a person or entity the assets of which constitute assets of an ERISA Plan. (d) Set-Off. Any amount (“Early Termination Amount”) payable to one party (“Payee”) by the other party (“Payer”) under Section 6(e), in circumstances where there is a Defaulting Party or one Affected Party in the case where either a Termination Event under Section 5(b)(iv) or any other Termination Event in which all outstanding Transactions are Affected Transactions has occurred, will, at the option of the party (“X”) other than the Defaulting Party or the Affected Party (and without prior notice to the Defaulting Party or the Affected Party), be reduced by means of set off against any amount(s) (“Other Agreement Amount”) payable (whether at such time or in the future or upon the occurrence of a contingency) by the Payee to the Payer or to any Affiliate of the Payer (irrespective of the currency, place of payment or booking office of the obligation) under any other agreement(s) between the Payee and the Payer (or between the Payee and any Affiliate of the Payer) or instrument(s) or undertaking(s) issued or executed by the Payee to, or in the favor of, the Payer or any Affiliate of the Payer (and the Other Agreement Amount will be discharged promptly and in all respects to the extent it is so set-off). X will give notice to the other party of any set- off effected under this paragraph. For this purpose, either the Early Termination Amount or the Other Agreement Amount (or the relevant portion of such amounts) may be converted by X into the currency in which the other is denominated at the rate of exchange at which such party would be able, acting in a reasonable manner and in good faith, to

4842-4172-0804 v.2 9 purchase the relevant amount of such currency. The term “rate of exchange” includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the relevant currency. Nothing in this paragraph shall be effective to create a charge or other security interest. This paragraph shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which any party is at any time otherwise entitled (whether by operation of law, contract or otherwise). (e) Escrow. If payments denominated in different currencies are due hereunder by both parties on the same day and a party has reasonable cause to believe that the other party will not meet its payment obligation, then as reasonable assurance of performance the party may notify the other party that payments on that date are to be made in escrow. In this case, deposit of the payment due earlier on that date shall be made by 2:00 p.m. (local time at the place for the earlier payment) on that date with any escrow agent selected by the party giving the notice from among major commercial banks independent of either party (and its affiliates), accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment from the other party on the same date accompanied by irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on the same date, to return the payment deposited to the party that paid in escrow. The party that elects to have payments made in escrow shall pay the costs of the escrow arrangements and shall make arrangements to provide that the intended recipient of the amount due to be deposited first shall be entitled to interest on the deposited payment for each day in the period of its deposit at the rate offered by the escrow agent for that day for overnight deposits in the relevant currency in the office where it holds that deposited payment (at 11:00 a.m. local time on that day) if that payment is not released by 5:00 p.m. local time on the date it is deposited for any reason other than the intended recipient’s failure to make the escrow deposit it is required to make hereunder in a timely fashion. (f) Change of Account. Any account designated by a party pursuant to Section 2(b) shall be in the same legal and tax jurisdiction as the original account. (g) Recording of Conversations. Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties or any of their Affiliates in connection with this Agreement or any Transaction or potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and those of its Affiliates and (iii) agrees, to the extent permitted by applicable law, that such recordings may be submitted in evidence in any Proceedings. (h) Confirmation Procedures. Each confirming document, acknowledgment or other evidence intended by the parties to be effective for the purpose of confirming or evidencing a Transaction, whether created by delivery or exchange of written terms that match, or by making available written terms in a manner that permits the recipient to review and/or accept the terms, or by delivery to an agent or service provider, or via electronic messaging system, electronic communication network, or web-based platform that confirms the matching of such terms, shall constitute a “Confirmation” as referred to in this Agreement, provided that both parties agree in writing or by their course of conduct to use such method with respect to Transactions or certain types of Transactions. Confirmations for Transactions are due under Rule 23.501 of the Commodity Futures Trading Commission (“CFTC”) within the applicable time frame specified in such rule, to the extent applicable. (i) Foreign Account Tax Compliance Act. The following provision shall apply in respect of this Agreement (including the Schedule hereto, any Credit Support Annex and each Transaction that has been or will be entered into hereunder) and shall survive the termination of any Transaction or Confirmation:

4842-4172-0804 v.2 10 “Withholding Tax imposed on payments to non-U.S. counterparties under the United States Foreign Account Tax Compliance Act. “Tax” as used in Part 2(a) of this Schedule (Payer Tax Representation) and “Indemnifiable Tax” as defined in Section 14 of this Agreement shall not include any U.S. federal withholding tax imposed or collected pursuant to Sections 1471 through 1474 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code (a "FATCA Withholding Tax"). For the avoidance of doubt, a FATCA Withholding Tax is a Tax the deduction or withholding of which is required by applicable law for the purposes of Section 2(d) of this Agreement.” (j) ISDA Dodd Frank Protocols. (i) ISDA August 2012 DF Protocol. If both parties have adhered to the ISDA August 2012 DF Protocol Agreement (“August Protocol Agreement”) and have delivered “Matched Questionnaires” (as defined therein), then this Agreement shall be deemed to be a “Matched PCA” under the August Protocol Agreement. (ii) ISDA March 2013 DF Protocol. If both parties hereto have adhered to the ISDA March 2013 DF Protocol Agreement (“March Protocol Agreement”) and have delivered “Matched Questionnaires” (as defined therein), then this Agreement shall be deemed to be a “Matched PCA” under the March Protocol Agreement. (iii) Certain Swap Trading Relationship Documentation Terms. CFTC Regulation 23.504 requires that Party A include in “swap trading relationship documentation” certain statements and notice provisions regarding (i) Party A’s status (and, if applicable, Party B’s status) as an “insured depository institution,” “financial company” or “covered financial company”, and (ii) the effect of clearing swaps on a derivatives clearing organization. Such statements and notice provisions are contained in Sections 2.5, 2.12 and 2.13 of March 2013 DF Schedule 2 of the ISDA March 2013 DF Supplement and in certain statements contained in Matched Questionnaires delivered between the parties as to whether a party is an insured depository institution or a financial company, which statements and notice provisions are incorporated herein by reference. (k) ISDA 2018 U.S. Resolution Stay Protocol. If, prior to the date of this Agreement, both parties hereto have adhered to the ISDA 2018 U.S. Resolution Stay Protocol, as published by the International Swaps and Derivatives Association, Inc. as of July 31, 2018 (the “ISDA U.S. QFC Protocol”), the terms of the ISDA U.S. QFC Protocol shall be incorporated into and form a part of this Agreement. For purposes of incorporating the ISDA U.S. QFC Protocol, each party shall be deemed to have the same status as “Regulated Entity” and/or Adhering Party (as such terms are defined therein) applicable to it under the ISDA U.S. QFC Protocol and this Agreement shall be deemed to be a “Protocol Covered Agreement” (as defined therein). (l) Amendment and Restatement. The Master Agreement (including the Schedule and any amendments thereto) between the parties dated as of November 19, 2012 (the “Prior Agreement”) is hereby amended and restated in its entirety in the form of this Agreement (including this Schedule). Any transaction (however described or defined) existing under the Prior Agreement shall be a Transaction governed by this Agreement, and any confirmation (however described or defined) under the Prior Agreement for any such transaction shall be a Confirmation under this Agreement. This Agreement is not intended to constitute a novation or termination of the obligations under the Prior Agreement and any security interests created pursuant to the Prior Agreement are intended to continue and to secure the obligations under this Agreement.

4842-4172-0804 v.2 11 Part 6. Additional Terms for FX Transactions and Currency Options (a) ISDA FX and Currency Option Definitions. The 1998 FX and Currency Option Definitions published by the International Swaps and Derivatives Association, Inc., the Emerging Markets Traders Association and The Foreign Exchange Committee (the “FX Definitions”) are hereby incorporated by reference in, and shall form part of, this Agreement and each Confirmation relating to any “Currency Option Transaction” or “FX Transaction” as defined in the FX Definitions, except as otherwise specifically provided herein or in the relevant Confirmation. (b) Inconsistency. In the event of any inconsistency between any of the following documents with respect to an FX Transaction or Currency Option Transaction, the relevant document first listed shall prevail: (i) a Confirmation, (ii) Part 6 of this Schedule, (iii) the remainder of this Schedule, (iv) the printed form of ISDA Master Agreement, (v) the FX Definitions, and (vi) the 2006 ISDA Definitions. (c) Notice of Exercise. Section 3.5(g) of the FX Definitions is hereby amended by deleting “facsimile,” in the third line thereof. (d) Netting of FX and Currency Option Payments. If the parties mutually agree that Section 2(c)(ii) of this Agreement will not apply with respect to FX Transactions and/or Currency Option Transactions, then payment netting will apply separately for each of the following groups of Transactions: (i) FX Transactions (including FX Transactions resulting from the exercise of Currency Option Transactions), (ii) Currency Option Transactions, and (iii) Premiums payable under Currency Option Transactions (in each case as such terms are defined in the FX Definitions), unless otherwise specified in the relevant Confirmation. [SIGNATURE PAGE FOLLOWS THIS PAGE]

4842-4172-0804 v.2 12 IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized signatories as of the date hereof. WELLS FARGO BANK, N.A. By: __________________________________ Name: Title: FARMER BROS. CO. By: ___________________________________ Name: Title: